EXHIBIT 21.1

Bluegreen Corporation Subsidiaries

BBCV RECEIVABLES-Q 2010 LLC
BIG CEDAR JV INTERIORS, LLC
BLUEGREEN ASSET MANAGEMENT CORPORATION
BLUEGREEN BEVERAGE, LLC
BLUEGREEN/BIG CEDAR VACATIONS, LLC
BLUEGREEN COMMUNITIES, LLC
BLUEGREEN COMMUNITIES OF GEORGIA, LLC
BLUEGREEN COMMUNITIES OF GEORGIA REALTY, INC.
BLUEGREEN COMMUNITIES OF TEXAS, LP
BLUEGREEN CORPORATION OF TENNESSEE
BLUEGREEN GOLF CLUBS, INC.
BLUEGREEN GUARANTY CORPORATION
BLUEGREEN HOLDING CORPORATION (TEXAS)
BLUEGREEN INTERIORS, LLC
BLUEGREEN LOUISIANA, LLC
BLUEGREEN NEVADA, LLC
BLUEGREEN NEW JERSEY, LLC
BLUEGREEN PROPERTIES N.V.
BLUEGREEN PROPERTIES OF VIRGINIA, INC.
BLUEGREEN PURCHASING & DESIGN, INC.
BLUEGREEN RECEIVABLES FINANCE CORPORATION III
BLUEGREEN RECEIVABLES FINANCE CORPORATION V
BLUEGREEN RECEIVABLES FINANCE CORPORATION VI
BLUEGREEN RECEIVABLES FINANCE CORPORATION VII
BLUEGREEN RECEIVABLES FINANCE CORPORATION VIII
BLUEGREEN RECEIVABLES FINANCE CORPORATION IX
BLUEGREEN RECEIVABLES FINANCE CORPORATION X
BLUEGREEN RECEIVABLES FINANCE CORPORATION XI
BLUEGREEN RECEIVABLES FINANCE CORPORATION XII
BLUEGREEN RESORTS INTERNATIONAL, INC.
BLUEGREEN RESORTS OF CANADA, INC.
BLUEGREEN RESORTS MANAGEMENT, INC.
BLUEGREEN SERVICING LLC
BLUEGREEN SOUTHWEST LAND, INC.
BLUEGREEN SOUTHWEST ONE, L.P.
BLUEGREEN TABLE ROCK, LLC
BLUEGREEN TIMESHARE FINANCE CORPORATION I
BLUEGREEN TREASURY SERVICES LLC
BLUEGREEN VACATIONS UNLIMITED, INC.
BRF CORPORATION 2007-A
BRFC 2008-A LLC
BRFC 2009-A LLC
BRFC 2010-A LLC
BRFC III DEED CORPORATION
BRFC-Q 2010 LLC
THE BRIDGES CLUB MANAGEMENT, LLC
BRIDGES GOLF PRIVATE CLUB INC.
BXG CONSTRUCTION, LLC
BXG LEGACY 2010 LLC
BXG MINERAL HOLDINGS, LLC
BXG REALTY, INC.
BXG REALTY TENN, INC.

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CATAWBA FALLS, LLC
COLORFUL SKIES, LLC
THE COMMUNITIES AT HAVENWOOD, LLC
THE COMMUNITIES AT LAKE RIDGE, LLC
THE COMMUNITIES AT SADDLE CREEK, LLC
THE COMMUNITIES AT SUGAR TREE, LLC
ENCORE REWARDS, INC.
FAMILY FUN COMPANY, LLC
GREAT VACATION DESTINATIONS, INC.
JORDAN LAKE PRESERVE CORPORATION
KING OAKS, LLC
KING OAKS AT COLLEGE STATION, LLC
LAKE RIDGE REALTY, INC.
LEISURE CAPITAL CORPORATION
LEISURE COMMUNICATION NETWORK, INC.
LEISUREPATH, INC.
MANAGED ASSETS CORPORATION
MYSTIC SHORES AT CANYON LAKE, LLC
NEW ENGLAND ADVERTISING CORPORATION
OUTDOOR TRAVELER DESTINATIONS, LLC
PEACHTREE REAL ESTATE ADVISORY SERVICES, LLC
PINNACLE VACATIONS, INC.
RESORT TITLE AGENCY, INC.
SC HOLDCO, LLC
SELECT CONNECTIONS, LLC
SUGAR TREE ON THE BRAZOS, LLC
TEXAS HOMESITE REALTY, INC.
TRAVELHEADS, INC.
THE VINEYARD AT VINTAGE OAKS, LLC
VINTAGE OAKS AT THE VINEYARD, LLC

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